UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 15, 2004
                Date of Report (Date of earliest event reported)

                   Spectrum Sciences & Software Holdings Corp.
             (Exact name of registrant as specified in its charter)


          Delaware                 000-50373          80-0025175
(State or other jurisdiction     (IRS  Employer       (Commission
       of incorporation)       Identification  No.    File Number)


91  Hill  Avenue  NW,  Fort  Walton  Beach,  Florida        32548
----------------------------------------------------        -----
(Address  of  principal  executive  offices)             (Zip  Code)

Registrant's  telephone  number,  including  area  code     (850)  796-0909
                                                            ---------------

                                Not applicable.
                                ----------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communications pursuant to Rule 425 under Securities Act (17 CFR
     230.425)

[  ]    Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR  240.14a-12)

[  ]    Pre-commencement  communications  pursuant  to  Rule  14d-2(b) under the
     Exchange  Act  (17  CFR  240.14d-2(b))

[  ]    Pre-commencement  communications  pursuant  to  Rule  13e-4(c) under the
     Exchange  Act  (17  CFR  240.13e-4(c))


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Item  1.01  Entry  into  a  Material  Definitive  Agreement

     Effective November 15, 2004, the Board of Directors of Spectrum Sciences & Software Holdings Corp. (the "Company") approved and adopted the Amended and
Restated Number 2 2004 Non-Statutory Stock Option Plan (the "Plan") to amend certain termination provisions of the Amended and Restated Number 1 2004 Non-Statutory Stock Option Plan. A copy of the Plan is attached as Exhibit 10.1 to this Report. Stock options issued pursuant to the Plan will be evidenced by stock option agreements in the form attached as Exhibit 10.2 to this Report. Such stock option agreements, when executed, will amend certain termination provisions of the stock option agreements, if any, entered into by the Company and the optionee pursuant to the Amended and Restated Number 1 2004 Non-Statutory Stock Option Plan and the 2004 Non-Statutory Stock Option Plan, as well as extend the expiration date of any options issued pursuant to such prior stock option agreements.

     In conjunction with the Plan and effective November 15, 2004, the Company granted stock options to directors and officers of the Company, including Kelly Armstrong, Karl Heer, William H. Ham, Jr. and Nancy C. Gontarek. The Company granted stock options to purchase 75,000 shares of the Company's common stock, $.0001 par value per share, to each of Kelly Armstrong and Karl Heer, and 110,000 shares of common stock to each of William H. Ham, Jr. and Nancy C. Gontarek, at an exercise price of $1.40 per share. All of the options issued to such directors and officers will expire on November 15, 2007. Of the options issued to Kelly Armstrong and Karl Heer, 40,000 vested immediately upon issuance and 35,000 will vest on April 1, 2005. Of the options issued to William H. Ham, Jr. and Nancy C. Gontarek, 60,000 vested immediately upon issuance and 50,000 will vest on April 1, 2005.

Item  9.01  Financial  Statements  and  Exhibits

(c)  Exhibits.

     The  following  exhibits  are  filed  as  part  of  this  report:

     Exhibit  No.  Description
     ------------  -----------

     10.1          Amended and Restated Number 2 2004 Non-Statutory Stock Option
                   Plan

     10.2          Form  of  Stock  Option  Agreement


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SPECTRUM SCIENCES & SOFTWARE
                                             HOLDINGS CORP.


Date:  November  19,  2004                   By:   /s/  William  H.  Ham,  Jr.
                                                   -----------------------------
                                             Name: William H. Ham, Jr.
                                             Title: President


                                  EXHIBIT INDEX

Exhibit  No.  Description
------------  -----------

10.1          Amended and Restated Number 2 2004 Non-Statutory Stock Option Plan

10.2          Form  of  Stock  Option  Agreement


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